EXHIBIT 32.1
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of American Realty Investors, Inc. (the “Company”), on Form 10-K for the year ended December 31, 2022 as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned Bradley J. Muth and Erik L. Johnson, CEO and CFO, respectively, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: March 23, 2023	By:	/s/ BRADLEY J. MUTH
Bradley J. Muth
President and Chief Executive Officer

/s/ ERIK L. JOHNSON
Erik L. Johnson
Executive Vice President and Chief Financial Officer